Exhibit 21.1

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization

AREA Sponsor Holdings LLC	Delaware
Ares AMWH Holdings, Inc.	Delaware
Ares Domestic Holdings Inc.	Delaware
Ares Domestic Holdings L.P.	Delaware
Ares Holdings GP LLC	Delaware
Ares Holdings Inc.	Delaware
Ares Holdings, L.P.	Delaware
Ares Investments Holdings LLC	Delaware
Ares Investments Intermediate Holdings, Ltd.	Cayman Islands
Ares Investments L.P.	Delaware
Ares Investor Services LLC	Delaware
Ares Life Holdings LLC	Delaware
Ares Management GP LLC	Delaware
Ares Management Holdings L.P.	Delaware
Ares Management Limited	United Kingdom
Ares Management LLC	Delaware
Ares Management UK Limited	United Kingdom
Ares Management Worldwide Holdings LLC	Delaware
Ares Management, Inc.	Delaware
Ares Offshore Holdings L.P.	Cayman Islands
Ares Offshore Holdings, Ltd.	Cayman Islands
Ares Operations LLC	Delaware
Ares Real Estate Acquisition SPV LLC	Delaware
Ares Real Estate Holdings L.P.	Delaware
Ares Real Estate Holdings LLC	Delaware
Ares Real Estate Investment Holdings	Cayman Islands
Ares Real Estate Management Holdings, LLC	Delaware
Ares Capital Management II LLC	Delaware
Ares Strategic Investment GP, LLC	Delaware
Ares Strategic Investment Management LLC	Delaware
ASSF Capital Investors, LLC	Delaware
ASSF Management GP LLC	Delaware
ASSF Management, L.P.	Delaware
ASSF Operating Manager, LLC	Delaware
ASSF Capital Investors III, LLC	Delaware
ASSF Management III GP LLC	Delaware
ASSF Management III, L.P.	Delaware
ASSF Operating Manager III, LLC	Delaware
AELIS VI Capital Investors, LLC	Delaware
AELIS VI Management GP LLC	Delaware
AELIS VI Management, L.P.	Delaware
AELIS VI Operating Manager, LLC	Delaware
Ares Enhanced Credit Opportunities Fund Management GP, LLC	Delaware
Ares Enhanced Credit Opportunities Fund Management, L.P.	Delaware
Ares Enhanced Credit Opportunities GP, LLC	Delaware
Ares ECO Investment Management LLC	Delaware
Ares CSF Capital Investors LLC	Delaware

Ares CSF Management I GP LLC	Delaware
Ares CSF Management I, L.P.	Cayman Islands
Ares CSF Operating Manager I, LLC	Delaware
Ares Holdco Capital Investors, LLC	Delaware
Indicus Credit GP Limited	Cayman Islands
Ares ICOF I Management, LLC	Delaware
Ares ICOF II GP, LLC	Delaware
Ares ICOF Management II GP LLC	Delaware
Ares ICOF II Management, LLC	Delaware
Ares ICOF II Capital Investors, L.P.	Delaware
Ares ICOF Capital Investors GP LLC	Delaware
Ares CLO GP IIIR/IVR, LLC	Delaware
Ares CLO Management IIIR/IVR, L.P.	Delaware
Ares CLO GP VIR, LLC	Delaware
Ares CLO Management VIR, L.P.	Delaware
Ares CLO GP XI, LLC	Delaware
Ares CLO Management XI, L.P.	Delaware
Ares CLO GP XII, LLC	Delaware
Ares CLO Management XII, L.P.	Delaware
Ares CLO GP XXIV, LLC	Delaware
Ares CLO Management XXIV, L.P.	Delaware
Ares CLO GP XXVI, LLC	Delaware
Ares CLO Management XXVI, L.P.	Delaware
Ares Private Account Management I GP, LLC	Delaware
Ares Private Account Management I, L.P.	Delaware
Ares Enhanced Loan II GP, LLC	Delaware
Ares Enhanced Loan Investment Strategy II LLC	Delaware
Ares Enhanced Loan Management II, L.P.	Delaware
Ares Enhanced Loan III GP, LLC	Delaware
Ares Enhanced Loan Management III, L.P.	Delaware
Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC	Delaware
Ares Enhanced Loan Investment Strategy Advisor IV, L.P.	Delaware
ACOF Capital Investors II, LLC	Delaware
ACOF Holdings II, LLC	Delaware
ACOF Management II GP LLC	Delaware
ACOF Management II, L.P.	Delaware
ACOF Operating Manager II, L.P.	Delaware
ACOF II FIP GP, Ltd.	Cayman Islands
ACOF II FIP GP, Ltd.	Cayman Islands
ACOF Capital Investors III, LLC	Delaware
ACOF Management III GP LLC	Delaware
ACOF Management III, L.P.	Delaware
ACOF Operating Manager III LLC	Delaware
ACOF Management IV GP LLC	Delaware
ACOF Management IV, L.P.	Delaware
ACOF Operating Manager IV, LLC	Delaware
ACOF Asia Co-Invest, L.P.	Cayman Islands
Ares Capital Management LLC	Delaware
Ares Mezzanine Capital Investors GP, LLC	Delaware
Ares Mezzanine Capital Investors, L.P.	Delaware
Ares Mezzanine Management GP LLC	Delaware

Ares Mezzanine Management LLC	Delaware
Ares Mezzanine Offshore Partners GP, L.P.	Cayman Islands
Ares Mezzanine Offshore Partners GP, LLC	Delaware
Ares Mezzanine Partners GP, L.P.	Delaware
Ares Capital Euro GP, L.P.	Cayman Islands
Ares Capital Euro Investments LLC	Delaware
Ares Commercial Real Estate Management LLC	Delaware
Ares Commercial Real Estate Manager LLC	Delaware
Ares Commercial Real Estate Servicer LLC	Delaware